STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

(Class 1: SSSEX)

SUPPLEMENT DATED JANUARY 31, 2022 TO THE PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, McAfee Burke, of Kennedy Capital Management, Inc., and Phillip Cook, of SouthernSun Asset Management, LLC, are added to the portfolio management team of the Fund. Accordingly, effective immediately the Prospectus and Summary Prospectus are amended as follows:

1)

The section titled “State Street Small-Cap Equity V.I.S. Fund – Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 11 of the Prospectus is deleted and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), Riverbridge Partners, LLC (“Riverbridge”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Marc Shapiro, Michael Cook, Phillip Cook, Mark Thompson and Ross Johnson. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Michael Cook has served as a portfolio manager of the Fund since 2008, Mr. Phillip Cook has served as a portfolio manager of the Fund since 2021, and Messrs. Thompson and Johnson have served as portfolio managers of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Global Fiduciary Solutions (GFS) group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Global Fiduciary Solutions group. He joined the Adviser in 2007.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. He has been a portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988, and joined Riverbridge when he co-founded the firm in 1987.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

2)	The table the section titled “Portfolio Management” beginning on page 76 is deleted in its entirety and replaced with the following:

Portfolio Manager(s)	Fund
William Sandow	State Street Premier Growth Equity V.I.S. Fund

Carrie Peluso (SSGA FM),

Shawn McKay (SSGA FM),

Scott Brayman (Champlain),

Frank Latuda, Jr. (Kennedy),

McAfee Burke (Kennedy),

Marc Shapiro (Palisade),

Mark Thompson (Riverbridge),

Ross Johnson (Riverbridge),

Michael Cook (SouthernSun),

and Phillip Cook (SouthernSun)

State Street Small-Cap Equity V.I.S. Fund

Michael Feehily, Karl Schneider, and Olga Winner	State Street S&P 500 Index V.I.S. Fund

Michael Solecki, Paul Nestro and Chris Sierakowski	State Street U.S. Equity V.I.S. Fund

Matthew Nest and James Palmieri	State Street Income V.I.S. Fund

Michael Martel and Jeremiah Holly	State Street Total Return V.I.S. Fund

3)	In the section titled “Management and Organization – Sub-Advisers” beginning on page 79 of the Prospectus, the discussion regarding the Fund is deleted in its entirety and replaced with the following:

State Street Small-Cap Equity V.I.S. Fund

The assets of the State Street Small-Cap Equity V.I.S. Fund are allocated to and managed by each of the following sub-advisers: (i) Champlain; (ii) Kennedy; (iii) Palisade; (iv) Riverbridge and (v) SouthernSun. SSGA FM is responsible for allocating the State Street Small-Cap Equity V.I.S. Fund’s assets among the sub-advisers (“Allocated Assets”), and for managing the Fund’s cash position. The following sets forth the information for each sub-adviser and the portfolio managers at the sub-advisers primarily responsible for the management of the Allocated Assets:

Champlain Investment Partners, LLC

Champlain is a registered investment adviser that was formed in 2004. Champlain is an independent, employee-owned asset management firm headquartered in Burlington, Vermont offering both domestic and emerging market investment strategies. As of December 31, 2020, Champlain had approximately $18.82 billion in assets under management. Champlain’s Allocated Assets are managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain and has more than thirty-seven years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Kennedy Capital Management, Inc.

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of December 31, 2020, Kennedy had approximately $4.57 billion in discretionary and non-discretionary assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA and Mr. McAfee Burke, CFA.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy as well as a portfolio manager of Kennedy’s Small Cap Value, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

McAfee Burke, CFA, is a portfolio manager for the Small Cap Value and SMID Cap Value separately-managed portfolios and a Research Analyst at Kennedy. As a Research Analyst at Kennedy, Mr. Burke is responsible for selecting and monitoring securities within certain sectors of Kennedy’s universe. He joined Kennedy as a research analyst in 2015. Mr. Burke began his investment career in 2005, and prior to joining Kennedy he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years. He earned a B.A. in Economics and Spanish from Bowdoin College.

Palisade Capital Management, L.L.C.

Palisade has a history of managing small-cap equity portfolios and had discretionary authority over various institutional and private accounts with total assets of approximately $4.5 billion as of December 31, 2020. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for SSGA FM. Palisade has managed the State Street Small-Cap Equity V.I.S. Fund since inception.

Palisade’s Allocated Assets are managed by Marc Shapiro and Dennison (“Dan”) Veru, members of Palisade’s Investment Committee. Messrs. Shapiro and Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Marc Shapiro, Managing Director and Senior Portfolio Manager, joined Palisade in March 2004. Mr. Shapiro serves as the Portfolio Manager of Palisade’s Institutional Small Cap Core Equity and Small-mid (Smid) Cap Core Equity portfolios. Mr. Shapiro became a Senior Portfolio Manager in March 2012, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior thereto, he served as the strategy’s Associate Portfolio Manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison (“Dan”) Veru, Co-Chairman and Chief Investment Officer, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of Palisade’s Investment Committee and became a partner of Palisade in July 2004. He was named Co-Chairman in 2018. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James Financial. Prior to Awad, Mr. Veru worked with the Palisade team from 1985 through 1992. Mr. Veru graduated from Franklin & Marshall College. Mr. Veru has been a guest on CNBC, Fox Business, and Bloomberg television.

Riverbridge Partners, LLC

Riverbridge is a registered investment adviser that was formed in 1987. As of March 31, 2021, Riverbridge had approximately $13.5 billion in assets under management. Riverbridge’s Allocated Assets are managed by a team of investment professionals led by Mark Thompson.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. Mr. Thompson co-founded the firm in 1987 and has been a co-lead portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988. He earned a Bachelor of Science in Business degree in Finance from the University of Minnesota Carlson School of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010. His prior experience includes working as a manufacturing operations supervisor and a financial analyst for Boston Scientific and working as an engineer with the Rosemount Division of Emerson Process Management. He earned a Bachelor of Science in Mechanical Engineering from the University of North Dakota and a Master of Business Administration from the University of St. Thomas Opus College of Business.

SouthernSun Asset Management, LLC

SouthernSun, established in 1989, is a registered investment adviser. SouthernSun is a research-driven investment management firm implementing long-only U.S. Small Cap and SMID Cap equity strategies for institutions and individuals. SouthernSun is absolute return oriented, investing with a value approach and long-term perspective through disciplined, bottom-up, fundamental analysis and on-site research (e.g., management interviews, facility visits, inquiries with customers and suppliers). As of December 31, 2020, SouthernSun’s estimated assets under management were approximately $904 million. SouthernSun’s Allocated Assets are managed by a team of investment professionals led by Michael Cook and Phillip Cook.

Michael Cook is the Chief Executive Officer and Co-Chief Investment Officer at SouthernSun responsible for portfolio management activities for the firm and has more than 30 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988 and was an account executive at Merrill Lynch from 1985 to 1986.

Phillip Cook is the Co-Chief Investment Officer and Principal at SouthernSun. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining SouthernSun in 2006, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs.

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